UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2024

Paramount Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36746	32-0439307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway New York, New York		10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 237-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock of Paramount Group, Inc., $0.01 par value per share	PGRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, on May 16, 2024, the stockholders of Paramount Group, Inc. (the “Company”) voted at the 2024 annual meeting of stockholders (the “Annual Meeting”) to approve the Company’s 2024 Equity Incentive Plan (the “2024 Plan”). The 2024 Plan will replace the Company’s Amended and Restated 2014 Equity Incentive Plan. The 2024 Plan is designed to enhance the flexibility to grant equity awards to the Company’s officers, employees, non-employee directors and consultants, all of whom are eligible to participate in the 2024 Plan, subject to the discretion of the administrator, and to ensure that the Company can continue to grant equity awards to eligible recipients. The maximum number of shares of common stock to be issued under the 2024 Plan is 24,778,731. The 2024 Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors (the “Board”) on March 18, 2024 and became effective upon receipt of stockholder approval on May 16, 2024 at the Annual Meeting. The term of the 2024 Plan will expire on March 18, 2034.

A detailed summary of the material features of the 2024 Plan is set forth in Proposal 3 to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2024. That detailed summary of the 2024 Plan and any description contained herein are qualified in their entirety by reference to the full text of the 2024 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The information set forth below in Item 5.07 of this Current Report on Form 8-K regarding compliance by Katharina Otto-Bernstein, as a member of the Board, with the Company’s Corporate Governance Guidelines and reappointment to the Board is incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2024, the Company held its Annual Meeting in New York, New York. As of the record date, there were a total of 217,329,254 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against, and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal 1. Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2025 and until their respective successors have been duly elected and qualified or until their earlier resignation or removal, were as follows:

				Broker
Names of Directors	For	Against	Abstain	Non-Votes
Albert Behler	179,709,338	6,225,358	21,658	4,837,974
Thomas Armbrust	173,923,853	12,030,047	2,454	4,837,974
Martin Bussmann	168,811,191	17,142,640	2,523	4,837,974
Karin Klein	184,784,633	1,169,653	2,068	4,837,974
Katharina Otto-Bernstein (1)	83,276,673	102,677,303	2,378	4,837,974
Mark Patterson	170,238,583	15,715,704	2,067	4,837,974
Hitoshi Saito	185,078,423	876,060	1,871	4,837,974
Paula Sutter	184,751,606	1,202,742	2,006	4,837,974
Greg Wright	145,454,899	40,499,387	2,068	4,837,974

(1)
As noted, Ms. Otto-Bernstein received less than a majority of the votes cast in connection with her election to the Board and in accordance with the Company’s Corporate Governance Guidelines, Ms. Otto-Bernstein offered to tender her resignation as a director of the Company on May 16, 2024. The Board rejected Ms. Otto-Bernstein’s offer to tender her resignation and reappointed Ms. Otto-Bernstein to serve as a director for a term expiring at the annual meeting of stockholders in 2025 and until her respective successor has been duly elected and qualified or until her earlier resignation or removal. The Board directed the Company to engage its stockholders on any issues that may have led stockholders to vote against Ms. Otto-Bernstein.

Based on the votes set forth above, each of the foregoing persons was duly elected or appointed to serve as a director for a term expiring at the annual meeting of stockholders in 2025 and until the directors’ successors have been duly elected and qualified or until a given director’s earlier resignation or removal.

Proposal 2. Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers, were as follows:

			Broker
For	Against	Abstain	Non-Votes
92,351,033	93,596,497	8,824	4,837,974

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was not approved by the Company’s stockholders.

Proposal 3. Votes regarding the approval of the 2024 Plan, were as follows:

			Broker
For	Against	Abstain	Non-Votes
133,374,936	44,850,634	7,730,784	4,837,974

Based on the votes set forth above, the 2024 Plan was approved by the Company’s stockholders.

Proposal 4. Votes regarding the ratification of the audit committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2024, were as follows:

For	Against	Abstain
183,980,431	5,916,813	897,084

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2024 was duly ratified by the Company’s stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	2024 Equity Incentive Plan, incorporated by reference to Exhibit 99.1 to the Registrant’s Form S-8 filed with the SEC on May 17, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GROUP, INC.

By:	/s/ Gage Johnson
Name:	Gage Johnson
Title:	Senior Vice President, General Counsel and Secretary

Date: May 17, 2024